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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


    PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                      JANUARY 25, 2001 (JANUARY 22, 2001)



                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)



          Kentucky                     0-26032                  61-0902343
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)




 230 Frederica Street, Owensboro, Kentucky                         42301
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  (Address of principal executive office)                        (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------




                                 Not Applicable
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(Former name or former address, if changed since last report)



                     The Current Report consists of 9 pages.
                     The exhibit index is located on page 4.




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Item 5.  Other Events

On January 22, 2001 Area Bancshares Corporation announced its earnings for both the calendar year 2000 and for the fourth quarter of 2000. Area reported record annual core operating earnings of $30.57 million, or $1.24 per diluted share, increases of 19.5 percent and 24.0 percent, respectively over 1999. Fourth quarter core operating earnings were $7.95 million, or $0.33 per diluted share, increases of 20.1 percent and 26.9 percent, respectively over the fourth quarter of 1999.

In addition, Area Bancshares is providing a supplemental financial data schedule which was not included with the press release when originally issued on January 22, 2001.

A copy of the press release and the supplemental financial data schedule are attached hereto as Exhibit 99-1, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                  Exhibit No.                    Description
                  -----------                    -----------

                       99-1         Press release dated January 22, 2001
                                    and supplemental financial data schedule




















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Area Bancshares Corporation



DATE:  January 25, 2001             By: /s/ Edward J. Vega
                                        ----------------------------------------
                                        Edward J. Vega
                                        Senior Vice President &
                                        Chief Financial Officer





















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                                INDEX TO EXHIBITS


             Exhibit Number             Exhibit Description
             --------------             -------------------

                  99-1 Press release dated January 22, 2001 Supplemental financial data schedule to January 22, 2001 press release





































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